                           GREEN TREE FINANCIAL CORP.

                   CERTIFICATE REGARDING REPURCHASED CONTRACTS


The undersigned certifies that she is Senior Vice President and Treasurer of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 8.06 of the Pooling and Servicing Agreement (the "Agreement") dated as of September 1, 1998 between the Company and First Trust National Association, as Trustee of Home Improvement and Home Equity Trust 1998-D (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The contracts on the attached schedule are to be repurchased by the Company on the date hereof pursuant to Sections 3.05 of the Agreement.

2. Upon deposit of the Repurchase Price for such Contracts, such Contracts may, pursuant to Section 8.06 of the Agreement, be assigned by the Trustee to the Company.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of November 1998.

                                            GREEN TREE FINANCIAL CORP.




                                        BY: /s/ Phyllis A. Knight
                                            ---------------------------
                                            Phyllis A. Knight
                                            Senior Vice President and
                                            Treasurer

                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER




The undersigned certifies that she is Senior Vice President and Treasurer of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of February 1, 1998 between the Company and First Trust (N.A), as Trustee of Home Improvement and Home Equity Loan Trust 1998-D (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from October 1, 1998 to October 31, 1998 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of November, 1998.

                                            GREEN TREE FINANCIAL CORP.




                                        BY: /s/ Phyllis A. Knight
                                            -------------------------
                                            Phyllis A. Knight
                                            Senior Vice President and
                                            Treasurer

                        GREEN TREE FINANCIAL CORPORATION
            CERTIFICATES FOR HOME IMPROVEMENT AND HOME EQUITY LOANS
                                GREEN TREE TRUST
                                    1998 - D
                                 MONTHLY REPORT
                                  OCTOBER 1998

                                                     DISTRIBUTION DATE: 11/16/98
                                                          CUSIP#  393505 K68 K76
                                                                     K84 K92 L26
                                                                     L34 L42 L59
                                                       TRUST ACCOUNT:  3336756-0


   SUB-POOL HI
   -----------

1. Sub-Pool HI Amount Available (including Monthly Servicing Fee)                         $8,892,890.32
                                                                                          -------------

2. Sub-Pool HI Formula Principal Distribution Amount:

                (a)  Scheduled Principal                                $  656,883.45
                                                                        -------------
                (b)  Principal Prepayments                               6,491,025.25
                                                                        -------------
                (c)  Liquidated Contracts                                   36,981.61
                                                                        -------------
                (d)  Repurchases                                                 0.00
                                                                        -------------
                (e)  Sub-Pool HI Pre-Funded Amount, if any
                       Post-Funding Payment Date) Previously
                       undistributed (a)-(d) amounts                             0.00
                                                                        -------------
                (f)  minus any Sub-Pool HI Over-Collateralization
                       Adjustment Amount                                         0.00
                                                                        -------------

                           Total Principal                                                $7,184,890.31
                                                                                          -------------

3. Sub-Pool HI Senior Percentage                                                                    100%
                                                                                          -------------

4. Class HI: B Percentage                                                                           100%
                                                                                          -------------

   CLASS HI: A CERTIFICATES
   ------------------------

   INTEREST

5. Aggregate Interest
   (a) Class HI: A-1 Pass-through Rate                                           5.97%
                                                                        -------------
   (b) Class HI: A-1 Interest                                                             $  346,336.51
                                                                                          -------------
   (c) Class HI: A-2 Pass-through Rate                                           5.94%
                                                                        -------------
   (d) Class HI: A-2 Interest                                                             $  331,650.00
                                                                                          -------------
   (e) Class HI: A-3 Pass-through Rate                                           6.08%
                                                                        -------------
   (f) Class HI: A-3 Interest                                                             $  126,666.67
                                                                                          -------------
   (g) Class HI: A-4 Pass-through Rate                                           6.20%
                                                                        -------------
   (h) Class HI: A-4 Interest                                                             $  173,083.33
                                                                                          -------------
   (i) Class HI: A-5 Pass-through Rate                                           6.35%
                                                                        -------------

   (j) Class HI: A-5 Interest                                                             $  162,718.75
                                                                                          -------------

6. Amount applied to Unpaid Class HI: A Interest Shortfall                                $        0.00
                                                                                          -------------

7. Remaining Unpaid Class HI: A Interest Shortfall                                        $        0.00
                                                                                          -------------


                        GREEN TREE FINANCIAL CORPORATION
            CERTIFICATES FOR HOME IMPROVEMENT AND HOME EQUITY LOANS
                                GREEN TREE TRUST
                                    1998 - D
                                 MONTHLY REPORT
                                  OCTOBER 1998
                                     PAGE 2

                                                     DISTRIBUTION DATE: 11/16/98
                                                           CUSIP# 393505 K68 K76
                                                                     K84 K92 L26
                                                                     L34 L42 L59
                                                        TRUST ACCOUNT: 3336756-0

    PRINCIPAL

 8. Class HI: A Principal Distribution:

    (a)  Class HI: A-1                                                     $ 7,184,890.31
                                                                           --------------
    (b)  Class HI: A-2                                                     $         0.00
                                                                           --------------
    (c)  Class HI: A-3                                                     $         0.00
                                                                           --------------
    (d)  Class HI: A-4                                                     $         0.00
                                                                           --------------
    (e)  Class HI: A-5                                                     $         0.00
                                                                           --------------

 9. Class HI: A Principal Balance:

    (a)  Class HI: A-1 Principal Balance                                   $62,430,489.29
                                                                           --------------
    (b)  Class HI: A-2 Principal Balance                                   $67,000,000.00
                                                                           --------------
    (c)  Class HI: A-3 Principal Balance                                   $25,000,000.00
                                                                           --------------
    (d)  Class HI: A-4 Principal Balance                                   $33,500,000.00
                                                                           --------------
    (e)  Class HI: A-5 Principal Balance                                   $30,750,000.00
                                                                           --------------

10. Amount, if any, by which Class HI: A Formula Distribution Amount
    exceeds Class HI: A Distribution Amount                                $         0.00
                                                                           --------------

    CLASS HI: M-1 CERTIFICATES
    --------------------------

11. Sub-Pool HI Amount Available less the Class HI: A Distribution Amount
    (including Monthly Servicing Fee)                                      $   567,544.75
                                                                           --------------

    INTEREST on Class HI:  M-1 Principal Balance less Class HI:  M-1
    Liquidation Loss Principal Amount

12. Current Interest
    (a)  Class HI: M-1 Pass-through Rate                    6.61%
                                                            -----
    (b)  Class HI: M-1 Interest                                            $   136,331.25
                                                                           --------------

13. Amount applied to Unpaid Class HI: M-1 Interest Shortfall              $         0.00
                                                                           --------------

14. Remaining Unpaid Class HI: M-1 Interest Shortfall                      $         0.00
                                                                           --------------

15. Class HI: M-1 Interest Deficiency Amount                               $         0.00
                                                                           --------------

16. Class HI: M-1 Interest Deficiency Amount unpaid                        $         0.00
                                                                           --------------

    PRINCIPAL

17. Class HI: M-1 Principal Distribution                                   $         0.00
                                                                           --------------

18. Class HI: M-1 Principal Balance                                        $24,750,000.00
                                                                           --------------

                        GREEN TREE FINANCIAL CORPORATION
            CERTIFICATES FOR HOME IMPROVEMENT AND HOME EQUITY LOANS
                                GREEN TREE TRUST
                                    1998 - D
                                 MONTHLY REPORT
                                  OCTOBER 1998
                                    PAGE 3

                                                     DISTRIBUTION DATE: 11/16/98
                                                           CUSIP# 393505 K68 K76
                                                                     K84 K92 L26
                                                                     L34 L42 L59
                                                        TRUST ACCOUNT: 3336756-0


 23.   Amount, if any, by which Class HI: M-1 Formula Distribution Amount
       exceeds Class HI: M-1 Distribution Amount                                $         0.00
                                                                                --------------

       CLASS HI:  M-2 CERTIFICATES
       ---------------------------

 20.   Sub-Pool HI Amount Available less the Class HI: A Distribution Amount
       and Class HI: M-1 Distribution Amount (including Monthly Servicing Fee)  $   431,213.50
                                                                                --------------

       INTEREST on Class HI:  M-2 Principal Balance less Class HI:  M-2
       Liquidation Loss Principal Amount

 21.   Current Interest
       (a)  Class HI: M-2 Pass-through Rate               7.00%
                                                          -----
       (b)  Class HI: M-2 Interest                                              $    75,250.00
                                                                                --------------

 22.   Amount applied to Unpaid Class HI: M-2 Interest Shortfall                $         0.00
                                                                                --------------

 23.   Remaining Unpaid Class HI: M-2 Interest Shortfall                        $         0.00
                                                                                --------------

       PRINCIPAL

 24.   Class HI: M-2 Principal Distribution                                     $         0.00
                                                                                --------------

 25.   Class HI: M-2 Principal Balance                                          $12,900,000.00
                                                                                --------------

       Class HI:  B Principal Distribution Tests
       (tests must be satisfied on and after the Payment Date occurring in September 2001)

 26.   Sub-Pool HI Average Sixty-Day Deliquency Ratio Test

       (a)  Sixty-Day Delinquency Ratio for current Payment Date                          0.35%
                                                                                --------------

       (b)  Sub-Pool HI Average Sixty-Day Delinquency Ratio Test
             (arithmetic average of ratios for this month and two preceding
             months; may not exceed 2.5%)                                                 0.21%
                                                                                --------------

 27.   Sub-Pool HI Average Thirty-Day Delinquency Ratio Test

       (a)  Thirty-Day Delinquency Ratio for current Payment Date                         0.99%
                                                                                --------------

       (b)  Sub-Pool HI Average Thirty-Day Delinquency Ratio Test
              (arithmetic average of ratios for this month and two preceding
              months; may not exceed 5%)                                                  0.66%
                                                                                --------------

                        GREEN TREE FINANCIAL CORPORATION
            CERTIFICATES FOR HOME IMPROVEMENT AND HOME EQUITY LOANS
                                GREEN TREE TRUST
                                    1998 - D
                                 MONTHLY REPORT
                                  OCTOBER 1998
                                     PAGE 4

                                                     DISTRIBUTION DATE: 11/16/98
                                                           CUSIP# 393505 K68 K76
                                                                     K84 K92 L26
                                                                     L34 L42 L59
                                                        TRUST ACCOUNT: 3336756-0


28.   Sub-Pool HI Cumulative Realized Losses Test

      (a)  Cumulative Realized Losses for current Payment Date ( as a percentage
             of Cut-off Date Pool Principal Balance: may not exceed 10.0%.)                 0.02%
                                                                                   -------------

29.   Sub-Pool HI Current Realized Losses Test

      (a)  Current Realized Losses for current Payment Date                        $   38,880.79
                                                                                   -------------

      (b)    Current Realized Loss Ratio (total Realized Losses for most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balance for third
             preceding Payment Date and for current Payment Date; may not
             exceed 2.5%)                                                                   0.10%
                                                                                   -------------

30.   Class HI: B Principal Balance Test

      (a)    Class HI: B Principal Balance (before any distributions on current Payment Date) divided by Pool Scheduled Principal
             Balance for prior Payment Date (must equal or exceed 15.4%)                    8.06%
                                                                                   -------------

      CLASS HI:  B-1 CERTIFICATES
      ---------------------------

31.   Sub-Pool HI Amount Available less the Class HI: A Distribution Amount
      and Class HI: M Distribution Amount (including Monthly Servicing Fee)        $  355,963.50
                                                                                   -------------

      INTEREST on Class HI:  B-1 Principal Balance less Class HI:  B-1
      Liquidation Loss Principal Amount

32.   Current Interest
      (a)  Class HI: B-1 Pass-through Rate              7.70%
                                                        -----
      (b)  Class HI: B-1 Interest                                                  $   58,712.50
                                                                                   -------------

33.   Amount applied to Unpaid Class HI: B-1 Interest Shortfall                    $        0.00
                                                                                   -------------

34.   Remaining Unpaid Class HI: B-1 Interest Shortfall                            $        0.00
                                                                                   -------------

      PRINCIPAL

35.   Class HI: B-1 Principal Distribution                                         $        0.00
                                                                                   -------------

36.   Class HI: B-1 Principal Balance                                              $9,150,000.00
                                                                                   -------------

37.   Amount, if any, by which Class HI: B-1 Formula Distribution Amount
      exceeds Class HI: B-1 Distribution Amount                                    $        0.00
                                                                                   -------------

                        GREEN TREE FINANCIAL CORPORATION
            CERTIFICATES FOR HOME IMPROVEMENT AND HOME EQUITY LOANS
                                GREEN TREE TRUST
                                    1998 - D
                                 MONTHLY REPORT
                                  OCTOBER 1998
                                     PAGE 5

                                                     DISTRIBUTION DATE: 11/16/98
                                                           CUSIP# 393505 K68 K76
                                                                     K84 K92 L26
                                                                     L34 L42 L59
                                                        TRUST ACCOUNT: 3336756-0


      CLASS HI: B-2 CERTIFICATES
      --------------------------

38.   Remaining Sub-Pool HI Amount Available                              $   297,251.00
                                                                          --------------

      INTEREST on Class HI:  B-2 Principal Balance less
      Liquidation Loss Principal Amount

40.   Current Interest
      (a)  Class HI: B-2 Pass-through Rate               7.79%
                                                         -----
      (b)  Class HI: B-2 Interest                                         $    90,558.75
                                                                          --------------

40.   Amount applied to Unpaid Class HI: B-2 Interest Shortfall           $         0.00
                                                                          --------------

41.   Remaining Unpaid Class HI: B-2 Interest Shortfall                   $         0.00
                                                                          --------------

      PRINCIPAL

42.   Class HI: B-2 Principal Distribution                                $         0.00
                                                                          --------------

43.   Class HI: B-2 Guaranty Payment                                      $         0.00
                                                                          --------------

44.   Class HI: B-2 Principal Balance                                     $13,950,000.00
                                                                          --------------

45.   Amount, if any, by which Class HI: B-2 Formula Distribution Amount plus Class HI: B-2 Liquidation Loss Principal Amount exceeds
      Class HI: B-2 Distribution Amount                                   $         0.00
                                                                          --------------

      Interest on Class HI: M-1, M-2, B-1, and B-2 Liquidation
      Loss Principal Amount

46.   Class HI: M-1

      (a) Class HI: M-1 Liquidation Loss Principal Amount                 $         0.00
                                                                          --------------
      (b) Interest at Class HI: M-1 Pass-Through Rate on:
            Class HI: M-1 Liquidation Loss Principal Amount               $         0.00
                                                                          --------------
      (c) Amount applied to Unpaid Class HI: M-1
            Liquidation Loss Interest Shortfall                           $         0.00
                                                                          --------------
      (d) Remaining Unpaid Class HI: M-1 Liquidation
            Loss Interest Shortfall                                       $         0.00
                                                                          --------------

                        GREEN TREE FINANCIAL CORPORATION
            CERTIFICATES FOR HOME IMPROVEMENT AND HOME EQUITY LOANS
                                GREEN TREE TRUST
                                    1998 - D
                                 MONTHLY REPORT
                                  OCTOBER 1998
                                     PAGE 6

                                                     DISTRIBUTION DATE: 11/16/98
                                                           CUSIP# 393505 K68 K76
                                                                     K84 K92 L26
                                                                     L34 L42 L59
                                                        TRUST ACCOUNT: 3336756-0



47. Class HI: M-2

      (a) Class HI: M-2 Liquidation Loss Principal Amount       $          0.00
                                                                ---------------
      (b) Interest at Class HI: M-2 Pass-Through Rate on:
            Class HI: M-2 Liquidation Loss Principal Amount     $          0.00
                                                                ---------------
      (c) Amount applied to Unpaid Class HI: M-2
             Liquidation Loss Interest Shortfall                $          0.00
                                                                ---------------
      (d) Remaining Unpaid Class HI: M-2 Liquidation
            Loss Interest Shortfall                             $          0.00
                                                                 ---------------

48. Class HI: B-1

      (a) Class HI: B-1 Liquidation Loss Principal Amount       $          0.00
                                                                ---------------
      (b) Interest at Class HI: B-1 Pass-Through Rate on:
            Class HI: B-1 Liquidation Loss Principal Amount     $          0.00
                                                                ---------------
      (c) Amount applied to Unpaid Class HI: B-1
             Liquidation Loss Interest Shortfall                $          0.00
                                                                ---------------
      (d) Remaining Unpaid Class HI: B-1 Liquidation
            Loss Interest Shortfall                             $          0.00
                                                                ---------------

49. Class HI: B-2

      (a)  Class HI: B-2 Liquidation Loss Principal Amount      $          0.00
                                                                ---------------
      (b) Interest at Class HI: B-2 Pass-Through Rate on:
            Class HI: B-2 Liquidation Loss Principal Amount     $          0.00
                                                                ---------------
      (c) Amount applied to Unpaid Class HI: B-2
             Liquidation Loss Interest Shortfall                $          0.00
                                                                ---------------
      (d)   Remaining Unpaid Class HI: B-2 Liquidation
             Loss Interest Shortfall                            $          0.00
                                                                ---------------

    CLASS HI: A, CLASS HI: M, and CLASS HI: B CERTIFICATES
    ------------------------------------------------------

50. Pool Scheduled Principal Balance of Sub-Pool HI             $279,430,489.29
                                                                ---------------

51. Sub-Pool HI Pool Factors

      (a)  Class HI: A-1 Pool Factor                                  .75217457
                                                                ---------------
      (b)  Class HI: A-2 Pool Factor                                 1.00000000
                                                                ---------------
      (c)  Class HI: A-3 Pool Factor                                 1.00000000
                                                                ---------------
      (d)  Class HI: A-4 Pool Factor                                 1.00000000
                                                                ---------------
      (e)  Class HI: A-5 Pool Factor                                 1.00000000
                                                                ---------------
      (f)  Class HI: M-1 Pool Factor                                 1.00000000
                                                                ---------------
      (g)  Class HI: M-2 Pool Factor                                 1.00000000
                                                                ---------------
      (h)  Class HI: B-1 Pool Factor                                 1.00000000
                                                                ---------------
      (i)  Class HI: B-2 Pool Factor                                 1.00000000
                                                                ---------------

                        GREEN TREE FINANCIAL CORPORATION
            CERTIFICATES FOR HOME IMPROVEMENT AND HOME EQUITY LOANS
                                GREEN TREE TRUST
                                    1998 - D
                                 MONTHLY REPORT
                                  OCTOBER 1998
                                     PAGE 6

                                                     DISTRIBUTION DATE: 11/16/98
                                                           CUSIP# 393505 K68 K76
                                                                     K84 K92 L26
                                                                     L34 L42 L59
                                                        TRUST ACCOUNT: 3336756-0

52.   Home Improvement Contracts Delinquent:

      (a)  31-59 days        1,776,397.69  111
                             ------------  ---
      (b)  60-89 days          398,113.29   30
                             ------------  ---
      (c)  90 or more days     337,252.24   20
                             ------------  ---

53.   Principal Balance of Defaulted Home Improvement Contracts       $   255,654.66
                                                                      --------------

54.   Number of Liquidated Home Improvement Contracts and
      Net Liquidated Loss                              # 1            $    38,880.79
                                                       ---            --------------

55.   Number of Home Improvement Contracts Remaining                         0
                                                                      --------------

56.   Number and Principal Balance of Home Improvement Contracts with
      FHA Claims finally rejected, or no FHA claim was submitted
      because FHA Insurance was unavailable            # 2            $   273,417.07
                                                       ---            --------------

57.   FHA Insurance reserve amount                                    $79,762,898.88
                                                                      --------------

58.   Amount received from FHA Insurance                              $         0.00
                                                                      --------------

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT AND HOME EQUITY LOANS
                                GREEN TREE TRUST
                                    1998 - D
                                 MONTHLY REPORT
                                  OCTOBER 1998

                                                     DISTRIBUTION DATE: 11/16/98
                                                           CUSIP# 393505 L91 L75
                                                                 L83 M25 M33 M41
                                                                     M58 M66 M74
                                                                     M82 M90 N24
                                                        TRUST ACCOUNT: 3336756-0


     SUB-POOL HE
     -----------

1.   (a) Sub-Pool HE Amount Available (including Monthly Servicing Fee)      $13,784,035.51
                                                                             --------------

2.   Sub-Pool HE Formula Principal Distribution Amount:

           (a)  Scheduled Principal                           $  899,641.29
                                                              -------------
           (b)  Principal Prepayments                            156,425.31
                                                              -------------
           (c)  Liquidated Contracts                                   0.00
                                                              -------------
           (d)  Repurchases                                    1,668,971.08
                                                              -------------
           (e)  Previously undistributed Principal Amounts             0.00
                                                              -------------
           (f)  Pre-Funded Fixed Rate Amount, if any                   0.00
                                                              -------------
           (g)  Less Class HE: A-1 ARM Formula Principal
                Distribution Amount                                    0.00
                                                              -------------

                               Total Principal                               $ 2,725,037.68
                                                                             --------------

3.   Class HE: A-1 ARM Formula Principal Distribution Amount
     (lesser of Class HE: A-1A ARM plus HE: A-1B ARM Principal
     Balance or sum of (a) - (f))

           (a)  Scheduled Principal                           $  159,681.47
                                                              -------------
           (b)  Principal Prepayments                             22,112.57
                                                              -------------
           (c)  Liquidated Contracts                                   0.00
                                                              -------------
           (d)  Repurchases                                      200,494.38
                                                              -------------
           (e)  Pre-Funded ARM Amount, if any                          0.00
                                                              -------------
           (f)  Clause (vi) of definition                              0.00
                                                              -------------

                               Total Principal                               $   382,288.42
                                                                             --------------

4.   Sub-Pool HE Senior Percentage                                                      100%
                                                                             --------------

5.   Class HE: B Percentage                                                             100%
                                                                             --------------

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT AND HOME EQUITY LOANS
                                GREEN TREE TRUST
                                    1998 - D
                                 MONTHLY REPORT
                                  OCTOBER 1998
                                     PAGE 2

                                                     DISTRIBUTION DATE: 11/16/98
                                                           CUSIP# 393505 L91 L75
                                                                 L83 M25 M33 M41
                                                                     M58 M66 M74
                                                                     M82 M90 N24
                                                        TRUST ACCOUNT: 3336756-0

      CLASS HE: A CERTIFICATES
      ------------------------

      INTEREST

 6.   Aggregate Interest
      (a)   Class HE: A-1A ARM Pass-through Rate      5.89%
                                                   -------
      (b)   Class HE: A-1A Interest                                 $  147,250.00
                                                                    -------------
      (c)   Class HE: A-1B ARM Pass-through Rate   5.57859%
                                                   -------
      (d)   Class HE: A-1B Interest                                 $1,207,628.55
                                                                    -------------
      (e)   Class HE: A-1 Pass-through Rate           5.98%
                                                   -------
      (f)   Class HE: A-1 Interest                                  $1,314,367.88
                                                                    -------------
      (g)   Class HE: A-2 Pass-through Rate           5.96%
                                                   -------
      (h)   Class HE: A-2 Interest                                  $  581,100.00
                                                                    -------------
      (i)   Class HE: A-3 Pass-through Rate           6.13%
                                                   -------
      (j)   Class HE: A-3 Interest                                  $  546,591.67
                                                                    -------------
      (k)   Class HE: A-4 Pass-through Rate           6.25%
                                                   -------
      (l)   Class HE: A-4 Interest                                  $  145,833.33
                                                                    -------------
      (m)   Class HE: A-5 Pass-through Rate           6.32%
                                                   -------
      (n)   Class HE: A-5 Interest                                  $  190,916.67
                                                                    -------------
      (o)   Class HE: A-6 Pass-through Rate           6.15%
                                                   -------
      (p)   Class HE: A-6 Interest                                  $  422,812.50
                                                                    -------------
      (q)   Class HE: A-7IO Pass-through Rate         6.75%
                                                   -------
      (r)   Class HE: A-7IO Interest                                $  618,750.00
                                                                    -------------

 7.   Amount applied to Unpaid Class HE: A Interest Shortfall       $        0.00
                                                                    -------------

 8.   Remaining Unpaid Class HE: A Interest Shortfall               $        0.00
                                                                    -------------

 9.   Class HE: A-6 Lockout Percentage for such Payment Date                 100%
                                                                    -------------

10.   Class HE: A Principal Distribution:

      (a)  Class HE: A-1A ARM                                       $        0.00
                                                                    -------------
      (b)  Class HE: A-1B ARM                                       $  382,288.42
                                                                    -------------
      (c)  Class HE: A-6 Lockout Pro Rata Distribution Amount       $        0.00
                                                                    -------------

      (d)  Balance of Sub-Pool HE Senior Percentage of Sub-Pool HE
           Formula Principal Distribution Amount:
               (i) Class HE: A-1                                    $2,725,037.68
                                                                    -------------
              (ii) Class HE: A-2                                    $        0.00
                                                                    -------------
             (iii) Class HE: A-3                                    $        0.00
                                                                    -------------
              (iv) Class HE: A-4                                    $        0.00
                                                                    -------------
               (v) Class HE: A-5                                    $        0.00
                                                                    -------------
              (vi) Class HE: A-6                                    $        0.00
                                                                    -------------

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT AND HOME EQUITY LOANS
                                GREEN TREE TRUST
                                    1998 - D
                                 MONTHLY REPORT
                                  OCTOBER 1998
                                     PAGE 3

                                                     DISTRIBUTION DATE: 11/16/98
                                                           CUSIP# 393505 L91 L75
                                                                 L83 M25 M33 M41
                                                                     M58 M66 M74
                                                                     M82 M90 N24
                                                        TRUST ACCOUNT: 3336756-0

11.   Class HE: A Principal Balance:

      (a)  Class HE: A-1A ARM Principal Balance                                 $ 30,000,000.00
                                                                                ---------------
      (b)  Class HE: A-1B ARM Principal Balance                                 $243,152,748.08
                                                                                ---------------
      (c)  Class HE: A-1 Principal Balance                                      $261,027,713.70
                                                                                ---------------
      (d)  Class HE: A-2 Principal Balance                                      $117,000,000.00
                                                                                ---------------
      (e)  Class HE: A-3 Principal Balance                                      $107,000,000.00
                                                                                ---------------
      (f)  Class HE: A-4 Principal Balance                                      $ 28,000,000.00
                                                                                ---------------
      (g)  Class HE: A-5 Principal Balance                                      $ 36,250,000.00
                                                                                ---------------
      (h)  Class HE: A-6 Principal Balance                                      $ 82,500,000.00
                                                                                ---------------


      CLASS HE:  M-1 CERTIFICATES
      ---------------------------

12.   Sub-Pool HE Amount Available less the Class HE: A Distribution Amount
      (including Monthly Servicing Fee)                                         $  5,501,458.81
                                                                                ---------------

      INTEREST on Class HE:  M-1 Principal Balance less Class HE:  M-1
      Liquidation Loss Principal Amount

13.   Current Interest
      (a) Class HE: M-1 Pass-through Rate         6.71%
                                                  -----
      (b) Class HE: M-1 Interest                                                $    286,013.75
                                                                                ---------------

14.   Amount applied to Unpaid Class HE: M-1 Interest Shortfall                 $          0.00
                                                                                ---------------

15.   Remaining Unpaid Class HE: M-1 Interest Shortfall                         $          0.00
                                                                                ---------------

      PRINCIPAL

16.   Class HE: M-1 Principal Distribution                                      $          0.00
                                                                                ---------------

17.   Class HE: M-1 Principal Balance                                           $ 51,150,000.00
                                                                                ---------------

18.   Amount, if any, by which Class HE: M-1 Formula Principal Distribution
      Amount exceeds Class HE: M-1 Distribution Amount                          $          0.00
                                                                                ---------------

      CLASS HE: M-2 CERTIFICATES
      --------------------------

19.   Sub-Pool HE Amount Available less the Class HE: A Distribution Amount
      and Class HE: M-1 Distribution Amount (including Monthly Servicing Fee)   $  5,215,445.06
                                                                                ---------------

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT AND HOME EQUITY LOANS
                                GREEN TREE TRUST
                                    1998 - D
                                 MONTHLY REPORT
                                  OCTOBER 1998
                                     PAGE 4

                                                     DISTRIBUTION DATE: 11/16/98
                                                           CUSIP# 393505 L91 L75
                                                                 L83 M25 M33 M41
                                                                     M58 M66 M74
                                                                     M82 M90 N24
                                                        TRUST ACCOUNT: 3336756-0


      INTEREST on Class HE:  M-2 Principal Balance less Class HE:  M-2
      Liquidation Loss Principal Amount

20.   Current Interest
      (a)  Class HE: M-2 Pass-through Rate            7.10%
                                                      -----
      (b)  Class HE: M-2 Interest                                             $   312,400.00
                                                                              --------------

21.   Amount applied to Unpaid Class HE: M-2 Interest Shortfall               $         0.00
                                                                              --------------

22.   Remaining Unpaid Class HE: M-2 Interest Shortfall                       $         0.00
                                                                              --------------

      PRINCIPAL

23.   Class HE: M-2 Principal Distribution                                    $         0.00
                                                                              --------------

24.   Class HE: M-2 Principal Balance                                         $52,800,000.00
                                                                              --------------

25.   Amount, if any, by which Class HE: M-2 Formula Principal Distribution
      Amount exceeds Class HE: M-2 Distribution Amount                        $         0.00
                                                                              --------------

      Class HE:  B Principal Distribution Tests
      (tests must be satisfied on and after the Payment Date occurring in September 2001)

26.   Sub-Pool HE Average Sixty-Day Deliquency Ratio Test

      (a)  Sixty-Day Delinquency Ratio for current Payment Date                         0.45%
                                                                              --------------

      (b)  Sub-Pool HE Average Sixty-Day Delinquency Ratio Test
           (arithmetic average of ratios for this month and two
           preceding months; may not exceed 6.0%)                                       0.30%
                                                                              --------------

27.   Sub-Pool HE Average Thirty-Day Delinquency Ratio Test

      (a)  Thirty-Day Delinquency Ratio for current Payment Date                        1.50%
                                                                              --------------

      (b)  Sub-Pool HE Average Thirty-Day Delinquency Ratio Test
           (arithmetic average of ratios for this month and two
           preceding months; may not exceed 12%)                                        0.89%
                                                                              --------------

28.   Sub-Pool HE Cumulative Realized Losses Test

      (a)  Cumulative Realized Losses for current Payment Date
           (as a percentage of Cut-off Date Pool Principal
           Balance: may not exceed 7.5%.)                                               0.00%
                                                                              --------------

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT AND HOME EQUITY LOANS
                                GREEN TREE TRUST
                                    1998 - D
                                 MONTHLY REPORT
                                  OCTOBER 1998
                                     PAGE 5

                                                     DISTRIBUTION DATE: 11/16/98
                                                           CUSIP# 393505 L91 L75
                                                                 L83 M25 M33 M41
                                                                     M58 M66 M74
                                                                     M82 M90 N24
                                                        TRUST ACCOUNT: 3336756-0

29.   Sub-Pool HE Current Realized Losses Test

      (a)  Current Realized Losses for current Payment Date                  $         0.00
                                                                             --------------

      (b)    Current Realized Loss Ratio (total Realized Losses for most recent six months, multiplied by 2, divided by arithmetic
             average of Pool Scheduled Principal Balance for sixth
             preceding Payment Date and
             for current Payment Date; may not exceed 2.0%)                            0.00%
                                                                             --------------

30.   Class HE: B Principal Balance Test

      (a)    Class HE: B Principal Balance (before any distributions on current Payment Date) divided by Pool Scheduled Principal
             Balance for prior Payment
             Date (must equal or exceed 14.6%)                                         7.35%
                                                                             --------------

      CLASS HE: B-1 CERTIFICATES
      --------------------------

31.   Sub-Pool HE Amount Available less the Class HE: A Distribution Amount and Class HE: M Distribution Amount (including Monthly Servicing Fee)  $ 4,903,045.06
                                                                             --------------

      INTEREST on Class HE:  B-1 Principal Balance less Class HE:  B-1
      Liquidation Loss Principal Amount

32.   Current Interest
      (a)  Class HE: B-1 Pass-through Rate          7.80%
                                                    -----
      (b)  Class HE: B-1 Interest                                            $   264,550.00
                                                                             --------------

33.   Amount applied to Unpaid Class HE: B-1 Interest Shortfall              $         0.00
                                                                             --------------

34.   Remaining Unpaid Class HE: B-1 Interest Shortfall                      $         0.00
                                                                             --------------

      PRINCIPAL

35.   Class HE: B-1 Principal Distribution                                   $         0.00
                                                                             --------------

36.   Class HE: B-1 Principal Balance                                        $40,700,000.00
                                                                             --------------

37.   Amount, if any, by which Class HE: B-1 Formula Principal Distribution
      Amount exceeds Class HE: B-1 Distribution Amount                       $         0.00
                                                                             --------------

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT AND HOME EQUITY LOANS
                                GREEN TREE TRUST
                                    1998 - D
                                 MONTHLY REPORT
                                  OCTOBER 1998
                                     PAGE 6

                                                     DISTRIBUTION DATE: 11/16/98
                                                           CUSIP# 393505 L91 L75
                                                                 L83 M25 M33 M41
                                                                     M58 M66 M74
                                                                     M82 M90 N24
                                                        TRUST ACCOUNT: 3336756-0


      CLASS HE: B-2 CERTIFICATES
      --------------------------

38.   Remaining Sub-Pool HE Amount Available                             $ 4,638,495.06
                                                                         --------------

      INTEREST on Class HE:  B-2 Principal Balance less Liquidation
      Loss Principal Amount

40.   Current Interest
      (a)  Class HE: B-2 Pass-through Rate                 7.78%
                                                           -----
      (b)  Class HE: B-2 Interest                                        $   256,740.00
                                                                         --------------

40.   Amount applied to Unpaid Class HE: B-2 Interest Shortfall          $         0.00
                                                                         --------------

41.   Remaining Unpaid Class HE: B-2 Interest Shortfall                  $         0.00
                                                                         --------------

      PRINCIPAL

42.   Class HE: B-2 Principal Distribution                               $         0.00
                                                                         --------------

43.   Class HE: B-2 Guaranty Payment                                     $         0.00
                                                                         --------------

44.   Class HE: B-2 Principal Balance                                    $39,600,000.00
                                                                         --------------

45.   Amount, if any, on which Class HE: B-2 Formula Distribution Amount and Class HE: B-2 Liquidation Loss Principal Amount exceeds Class
      HE: B-2 Distribution Amount                                        $         0.00
                                                                         --------------


      Interest on Class HI: M-1, M-2, B-1, and B-2 Liquidation Loss
      Principal Amount

46.   Class HE: M-1

      (a)  Class HE: M-1 Liquidation Loss Principal Amount               $         0.00
                                                                         --------------
      (b)  Interest at Class HE: M-1 Pass-Through Rate on:
            Class HE: M-1 Liquidation Loss Principal Amount              $         0.00
                                                                         --------------
      (c)  Amount applied to Unpaid Class HE: M-1
             Liquidation Loss Interest Shortfall                         $         0.00
                                                                         --------------
      (d)  Remaining Unpaid Class HE: M-1 Liquidation
             Loss Interest Shortfall                                     $         0.00
                                                                         --------------


                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT AND HOME EQUITY LOANS
                                GREEN TREE TRUST
                                    1998 - D
                                 MONTHLY REPORT
                                  OCTOBER 1998
                                     PAGE 7

                                                     DISTRIBUTION DATE: 11/16/98
                                                           CUSIP# 393505 L91 L75
                                                                 L83 M25 M33 M41
                                                                     M58 M66 M74
                                                                     M82 M90 N24
                                                        TRUST ACCOUNT: 3336756-0


47.   Class HE: M-2

      (a) Class HE: M-2 Liquidation Loss Principal Amount         $            0.00
                                                                  -----------------
      (b) Interest at Class HE: M-2 Pass-Through Rate on
            Class HE: M-2 Liquidation Loss Principal Amount       $            0.00
                                                                  -----------------
      (c) Amount applied to Unpaid Class HE: M-2
             Liquidation Loss Interest Shortfall                  $            0.00
                                                                  -----------------
      (d)   Remaining Unpaid Class HE: M-2 Liquidation
             Loss Interest Shortfall                              $            0.00
                                                                  -----------------

48.   Class HE: B-1

      (a) Class HE: B-1 Liquidation Loss Principal Amount         $            0.00
                                                                  -----------------
      (b) Interest at Class HE: B-1 Pass-Through Rate on:
            Class HE: B-1 Liquidation Loss Principal Amount       $            0.00
                                                                  -----------------
      (c) Amount applied to Unpaid Class HE: B-1
             Liquidation Loss Interest Shortfall                  $            0.00
                                                                  -----------------
      (d) Remaining Unpaid Class HE: B-1 Liquidation
             Loss Interest Shortfall                              $            0.00
                                                                  -----------------

49.   Class HE: B-2

      (a)  Class HE: B-2 Liquidation Loss Principal Amount        $            0.00
                                                                  -----------------
      (b) Interest at Class HE: B-2 Pass-Through Rate on
            Class HE: B-2 Liquidation Loss Principal Amount       $            0.00
                                                                  -----------------
      (c) Amount applied to Unpaid Class HE: B-2
             Liquidation Loss Interest Shortfall                  $            0.00
                                                                  -----------------
      (d) Remaining Unpaid Class HE: B-2 Liquidation
             Loss Interest Shortfall                              $            0.00
                                                                  -----------------

      CLASS HE: A, CLASS HE: M, and CLASS HE: B CERTIFICATES
      ------------------------------------------------------

50.   Pool Scheduled Principal Balance of Sub-Pool HE             $1,089,180,461.78
                                                                  -----------------

      (a) Fixed Rate Home Equity Contracts                        $  816,027,713.70
                                                                  -----------------
      (b) Adjustable Rate Home Equity Contracts                   $  273,152,748.08
                                                                  -----------------


                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT AND HOME EQUITY LOANS
                                GREEN TREE TRUST
                                    1998 - D
                                 MONTHLY REPORT
                                  OCTOBER 1998
                                     PAGE 8

                                                     DISTRIBUTION DATE: 11/16/98
                                                           CUSIP# 393505 L91 L75
                                                                 L83 M25 M33 M41
                                                                     M58 M66 M74
                                                                     M82 M90 N24
                                                        TRUST ACCOUNT: 3336756-0


51.   Sub-Pool HE Pool Factors

      (a)  Class HE: A-1A ARM Pool Factor                                    1.00000000
                                                                          -------------
      (b)  Class HE: A-1B ARM Pool Factor                                     .99246020
                                                                          -------------
      (c)  Class HE: A-1 Pool Factor                                          .96676931
                                                                          -------------
      (d)  Class HE: A-2 Pool Factor                                         1.00000000
                                                                          -------------
      (e)  Class HE: A-3 Pool Factor                                         1.00000000
                                                                          -------------
      (f)  Class HE: A-4 Pool Factor                                         1.00000000
                                                                          -------------
      (g)  Class HE: A-5 Pool Factor                                         1.00000000
                                                                          -------------
      (h)  Class HE: A-6 Pool Factor                                         1.00000000
                                                                          -------------
      (i)  Class HE: M-1 Pool Factor                                         1.00000000
                                                                          -------------
      (j)  Class HE: M-2 Pool Factor                                         1.00000000
                                                                          -------------
      (k)  Class HE: B-1 Pool Factor                                         1.00000000
                                                                          -------------
      (l)  Class HE: B-2 Pool Factor                                         1.00000000
                                                                          -------------


52.   Home Equity Contracts Delinquent:

      Total HE Fixed
      (a)  31-59 days          10,358,968.12   191
                              --------------   ---
      (b)  60-89 days           1,490,331.11    25
                              --------------   ---
      (c)  90 or more days        477,594.45     5
                              --------------   ---

      Adjustable Rate
      (a)  31-59 days           1,112,724.25    14
                              --------------   ---
      (b)  60-89 days             207,351.84     3
                              --------------   ---
      (c)  90 or more days              0.00     0
                              --------------   ---


53.   Principal Balance of Defaulted Home Equity Contracts

      Total HE Fixed Contracts                                            $2,398,262.79
                                                                          -------------
      Adjustable Rate Contracts                                           $  321,485.41
                                                                          -------------

54.   Number of Liquidated Home Equity Contracts and Net Liquidated Loss

      Total HE Fixed Contracts                      # 0                   $        0.00
                                                    ---                   -------------
      Adjustable Rate Contracts                     # 0                   $        0.00
                                                    ---                   -------------

55.   Number of Home Equity Contracts Remaining

      Total HE Fixed Contracts                                                   14,066
                                                                          -------------
      Adjustable Rate Contracts                                                   2,304
                                                                          -------------

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT AND HOME EQUITY LOANS
                                GREEN TREE TRUST
                                    1998 - D
                                 MONTHLY REPORT
                                  OCTOBER 1998
                                     PAGE 9

                                                     DISTRIBUTION DATE: 11/16/98
                                                           CUSIP# 393505 L91 L75
                                                                 L83 M25 M33 M41
                                                                     M58 M66 M74
                                                                     M82 M90 N24
                                                        TRUST ACCOUNT: 3336756-0


 56.   Sub-Pool Pre-Funded ARM Amount                  $        0.00
                                                       -------------

 57.   Sub-Pool Pre-Funded Fixed Rate Amount           $        0.00
                                                       -------------

       CLASS C SUBSIDIARY CERTIFICATES
       -------------------------------

 58.   Monthly Servicing Fee                           $  574,542.99
                                                       -------------

 59.   Class HE:  B-2 Guarantee Fee                    $3,447,257.92
                                                       -------------

 60.   Class C Subsidiary Residual Payment             $  566,646.40
                                                       -------------


Please contact the Bondholder Relations Department of U.S. Bank Trust National Association at (612) 973-5800 with any questions regarding this Statement or your Distribution.